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                                                                    EXHIBIT 10.7

                                  CALCOMP INC.
                    1996 STOCK OPTION PLAN FOR KEY EMPLOYEES


1.      Purpose

        The purpose of the Plan is to attract and retain the services of key employees in positions which contribute materially to the successful operation of the business of the Corporation and to grant such employees an opportunity to acquire a proprietary interest in the business enterprise.

        It is intended that this purpose will be effected through the granting of stock options (including qualified incentive stock options issued pursuant to Section 13) and stock appreciation rights, as provided herein.

2.      Definitions

        (a)  "Board of Directors" means the Board of Directors of CalComp Inc.

        (b)  "Committee" means the Stock Option Committee.

        (c) "Corporation" means CalComp Inc. (formerly Summagraphics Corporation) and its subsidiaries.

        (d) "Early retirement" means retirement before Normal retirement but on or after attaining age 55 and completion of 10 years of service.

        (e) "Employee" means officers and other key employees of the Corporation, but excludes directors who are not also officers or employees of the Corporation.

        (f) "Grant" means the award of a stock option or a stock appreciation right.

        (g)  "Grantee" means an employee to whom an option or right is granted.

        (h) "Grant value of the right" means the fair market value of a share of stock on the date a right is granted as that value may be adjusted pursuant to Section 8 of the Plan.

        (i) "Normal retirement" means retirement on or after the later of age 65 or the completion of 5 years of service.

        (j)  "Option" means an option to purchase shares of CalComp Common
             Stock.

        (k)  "Right" means a stock appreciation right.
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        (l)  "Subsidiary" means a corporation of which CalComp Inc. owns, directly or indirectly, stock having at least 50% of the power to vote, under normal circumstances, in the election of directors.

        (m)  "Vest" means the option or right becomes exercisable.

        (n) "Year of service" means the completion of 1,000 hours of service with the Corporation or any affiliate of the Corporation, including service with Summagraphics Corporation completed prior to the time that the Corporation and Summagraphics became affiliated.

3.      Effective Date

        The Plan shall become effective upon the approval by the stockholders.

4.      Eligible Employees

        Options and rights may be granted only to salaried employees of the Corporation. However, not more than 10% of the total number of shares available under the Plan shall be subject to option to any one employee, and no more than 10% of the rights available under the Plan may be granted to any one employee. No individual who owns stock possessing 5% or more of the combined voting power of all classes of stock of the Corporation shall be eligible for a grant of options or rights under the Plan.

5.      Terms of Stock Options and Stock Appreciation Rights

        The terms of each option or right granted under the Plan shall be determined by the Committee, consistent with the provisions of the Plan, including the following:

        (a) Each grant of options or rights may be exercised in whole or in part subject to the provisions of the Plan, provided that no option or right shall be exercisable prior to one year or after ten years from the date of grant. Except as provided in Section 8, each grant shall be divided into three approximately equal installments of 100-share and 100-right increments. The first installment shall vest one year after the date of grant and each succeeding installment shall vest one year from the date the prior installment vested. To the extent that the installments are not equal in number, the larger installment or installments shall vest in the last or second and last years. After an installment is vested, the options or rights included in that installment may, except as provided in Section 9, be exercised at any time prior to the expiration of ten years from date of grant.

        (b) Each grantee must remain in the employ of the Corporation for at least one year from the date the option or right is granted before any part of the grant can be exercised.
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        (c)     An option or right shall not be assignable or transferable by the grantee otherwise than by will or by the laws of descent and distribution and shall be exercisable during the participant's lifetime only by the participant or, in the event of disability, by the legal guardian or representative.

6.      Stock Options

        (a)     Shares of Stock Subject to the Plan

        The shares that may be issued under the Plan shall not exceed 2,000,000 shares of the Common Stock, $.01 par value, of the Corporation, except as provided in Section 8 below. They may consist in whole or in part of unissued or treasury shares. Such treasury shares may be acquired to satisfy the requirements of the Plan. If for any reason shares as to which an option has been granted cease to be subject to purchase, then such shares shall again be available for option under the Plan.

        (b)     Grant of Options

                (i) The purchase price of the stock subject to option shall not be less than 100% of the fair market value of the stock on the date the option is granted, except as otherwise provided in Section 8(a) below.

                (ii) Except as provided in Section 11, the purchase price of the stock subject to option shall be paid in cash or, with the approval of the Board of Directors or the Committee, may be paid in full or part by the tender of CalComp Inc. Common Stock owned by the optionee. Common Stock delivered in payment of the purchase price shall be valued at the fair market value and any portion of the purchase price not satisfied by the tender of Common Stock shall be paid in full in cash upon such exercise. No fractional shares shall be issued. As soon as possible following receipt of payment to the Corporation, the optionee (or other person entitled to exercise the option) shall receive a certificate or certificates for such shares subject to the provisions of Section 6(c).

                (iii) No person shall have the rights of a stockholder with respect to shares subject to an option until the date the option is exercised.

        (c)     Limitations on Transfer of Shares

        The Corporation shall not be required upon the exercise of any option, to issue or deliver any shares of stock prior to (a) the authorization of such shares for listing on any stock exchange on which CalComp Inc.'s Common Stock may then be listed and (b) such registration or other qualification of such shares under applicable securities laws as the Corporation shall determine to be necessary or advisable. If shares issuable on the exercise of options have not been registered under the Securities Act of 1933 ("the Act") or there is not available a current Prospectus meeting the requirements of the Act with respect thereto, grantees may be required to represent at the time of each exercise of
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options that the shares purchased are being acquired for investment and not with a view to distribution; and the Corporation may place a legend on the stock certificate to indicate that the stock may not be sold or otherwise disposed of except in accordance with the Act, as amended and the rules and regulations promulgated thereunder.

7.      Stock Appreciation Rights

        (a)     Grant of Rights

                The total number of rights that may be granted under the Plan may not exceed 2,000,000, except as provided in paragraph 8 below.

        (b)     Exercise of Rights

                Subject to the limitations set forth herein, upon exercise, a grantee holder shall be entitled to receive payment in cash for rights granted under this Plan equal to the excess, if any, of the fair market value of a share of CalComp Common Stock on the exercise date over the grant value of the right. The cash payment will be in consideration of services performed for the Corporation or for its benefit by the grantee.

8.      Adjustment Upon Changes in Stock

        (a) If there shall be any change affecting the stock subject to the Plan or to any option or right granted thereunder through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or combination, or otherwise, the Board of Directors shall make appropriate proportional adjustments in the aggregate number of shares subject to the Plan, the number or exercise price of rights granted under Plan, the number of shares and the price per share subject to outstanding options, and may assume old options or substitute new options for old options, regardless of whether the price of any such options or right resulting from the proportional adjustment is less than the then fair market value of the subject shares.

        (b) In the event of a Change of Control, the vesting date of all outstanding options and rights shall be accelerated so as to cause all outstanding options and rights to become exercisable. For purposes of this Plan, a Change of Control shall include and be deemed to occur upon the following events:

                (i) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding voting securities entitled to vote in the election of directors of the Corporation.

                (ii) The Corporation is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other
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   reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

                (iii) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation.

                (iv) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the "Incumbent Directors" shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, "Incumbent Directors" shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

                (v) The stockholders of the Corporation approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Corporation's business and/or assets as an entirety to an entity that is not a Subsidiary.

                        Notwithstanding the foregoing, the transaction contemplated in the Plan of Reorganization and Agreement for the Exchange of Stock of CalComp, Inc. for Stock of Summagraphics Corporation, dated ____, 1996, and Lockheed Martin Corporation's or its subsidiaries' resulting ownership of shares of the Corporation, shall not constitute, or be, an event which can give rise to a Change in Control.

9.      Death, Disability, Termination of Employment, or Retirement

        (a)     Death and Disability

                If a grantee dies or becomes disabled while employed by the Corporation or dies within three months after termination of employment, all of the grantee's outstanding options shall become vested. In case of death, options and rights may be exercised by the persons referred to in Section 5(c) only within three years from the date of death or, if shorter, the remaining exercise period. In case of disability, options and rights may be exercised during the remaining exercise period. For purposes of this section a grantee shall be considered disabled if he or she is eligible to receive disability benefits under the Lockheed Sanders Retirement Plan, or its successor, or if the grantee is not enrolled in such plan, any other Corporation sponsored plan which provides
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disability benefits. If the grantee is not enrolled in a Corporation sponsored plan which provides disability benefits, the grantee will be considered disabled if he or she is unable to perform the duties of any position for which he or she is qualified by reason of education, training and experience, as determined by the Committee in its sole discretion.

        (b)     Layoff or Retirement

                If a grantee separates from service by reason of a layoff (i.e., termination for lack of work and the expectation that the position will not be filled for the next 12 months) or early or normal retirement, all of the grantee's options and rights that have been outstanding for 18 months or more will vest as though the grantee had remained in the employ of the Corporation. Options or rights that were outstanding for less than 18 months on the grantee's layoff or retirement date and are not then exercisable shall be forfeited. Vested options and rights may be exercised during the remaining exercise period.

        (c)     Termination or Resignation

                In all other cases of a grantee's resignation or termination of employment by the Corporation, with or without cause, all unvested options and rights are forfeited. Vested options and rights must be exercised within 6 months of the grantee's separation from service.

        Nothing contained in the Plan or in any option or right granted hereunder shall confer upon any employee any right of continued employment by the Corporation nor limit in any way the right of the Corporation to terminate the employee's employment at any time.

10.     Leave of Absence

        For purposes of the Plan, an employee on an approved leave of absence will be considered as still in the employ of the Corporation unless otherwise provided in an agreement between the employee and the Corporation.

11.     Purchase or Exercise Price; Withholding

        The exercise or purchase price (if any) of the stock issuable pursuant to any option grant and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee's express authorization and the restrictions, conditions and procedures as the Committee may impose, any one or combination of (i) cash, (ii) the delivery of shares of stock, (iii) a reduction in the amount of stock or other amounts otherwise issuable or payable pursuant to a grant, or (iv) the delivery of a promissory note, or other obligation for the future payment in money, the terms and conditions of which shall be determined by the Committee. In the case of a payment by the means
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described in clause (ii) or (iii) above, the stock to be so delivered or offset shall be determined by reference to the fair market value of the stock on the date as of which the payment or offset is made.

12.     Administration

        (a)     Stock Option Committee

                (i) This Plan and all grants under this Plan shall be administered by the Stock Option Committee which shall be the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Plan to comply with the disinterested administration of Directors requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirement of Code Section 162(m). The members of the Committee shall be designated by the Board of Directors. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee.

                (ii) The Committee shall determine the employees who will participate in the Plan, the number of shares and rights subject to each grant, and shall have the authority to adopt rules and regulations for administering the Plan.
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                (iii)   As and to the extent authorized by the Board of
Directors or the By-Laws, the Committee may exercise the powers and authority related to the Plan which are vested in the Board of Directors. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver documents and to take such other steps deemed necessary or convenient for the efficient administration of the Plan.

        (b)     Finality of Determinations

                The Board of Directors and the Committee shall have the power to interpret the Plan. All interpretations, determinations, and actions by the Board of Directors or by the Committee, to the extent authorized by the Plan, the Board of Directors or the By-Laws shall be final, conclusive, and binding upon all parties.

13.     Qualified Incentive Stock Options

        If the Committee determines that tax laws warrant granting options that qualify as incentive stock options under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), some or all of the options authorized hereunder may be granted as qualified incentive stock options. The Plan may be amended by the Board of Directors to comply with Code Section 422 without further shareholder approval.

14.     Amendment and Termination

        The Board of Directors shall have the power, in its discretion, to amend, suspend, or terminate the Plan or options and rights granted under the Plan (including the power to accelerate vesting) at any time; provided, however, that amendments to options and rights granted to persons subject to the requirements of Section 16 of the Exchange Act must be made by the Committee and may not permit the grantee to exercise the option or right within 181 days of the grant. It shall not, however, without further action by the stockholders, have the power to (a) change the class of employees eligible to receive grants under the Plan, (b) provide for options or rights exercisable more than ten years after the date granted, or (c) extend the expiration date of the Plan; nor shall it have the power (except as otherwise provided in the Plan) to (d) increase the number of shares subject to the Plan or (e) reduce the exercise price of an option or right below the fair market value of the stock at the time of the grant. No amendment, suspension or termination of the Plan or options or rights granted under the Plan shall, except with the consent of the grantee, adversely affect an option or right previously granted.
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15.     Duration

        The Plan shall remain in effect until all options and rights granted under the Plan have been exercised or terminated under the terms of the Plan, provided that options and rights under the Plan must be granted within ten years from the effective date of the Plan.